VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 6
                         GNMA Income Portfolio, Series 1

              Supplement to the Prospectus dated September 12, 2002

         Notwithstanding anything to the contrary in the prospectus, the secondary market sales charge is 3.90% of the Public Offering Price per Unit and the secondary market concession or agency commission allowed to broker-dealers and selling agents is 2.75% of the Public Offering Price per Unit.

Supplement Dated: May 8, 2003